Securities Act Registration No. 33-37426
Investment Company Act Reg. No. 811-6194

SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549
______________________________
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 31	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 32 ☒ (Check appropriate box or boxes.) ___________________________________

UTC NORTH AMERICAN FUND, INC. (Exact Name of Registrant as Specified in Charter)

UTC North American Fund, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(ZIP Code)

(800) 368-3322 (Registrant’s Telephone Number, including Area Code)

Copy to:
The Corporation Trust Company 32 South Street Baltimore, MD 21202 (Name and Address of Agent for Service)	Jeffery R. Atkin, Esq. Foley & Lardner LLP 555 S. Flower St., Suite 3500 Los Angeles, CA 90071

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This posteffective amendment designates a new effective date for a previously filed post effective amendment.

P R O S P E C T U S
April 30, 2010

UTC NORTH AMERICAN FUND

 (Ticker symbol: UTCNX)

The UTC North American Fund (Fund) is a mutual fund seeking high current income and capital appreciation by investing in U.S. Government securities and equity and debt securities of North American companies.  The Fund is an open-end, diversified investment company.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Fund invests and the services it offers to shareholders.

UTC North American Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
1-800-368-3322 (U.S.)
1-868-624-8648 (non U.S. residents)
http://www.ttutc.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Trinidad and Tobago Securities and Exchange Commission has not in any way evaluated the merits of the securities offered hereunder and any representation to the contrary is an offence.

i

Summary Section

Investment Objective

The goal of the Fund is high current income and capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original, purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 30 calendar days)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.49%
Distribution (12b-1) Fees	0.50%
Other Expenses	1.97%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	2.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
UTC North American Fund	$300	$918	$1,562	$3,290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.49% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to meet its objective by investing its assets in:

▪	U.S. Government securities including U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies or instrumentalities;

▪	investment grade corporate bonds;

▪	investment grade foreign government bonds;

▪	equity securities of medium capitalization (between $2 billion and $7 billion) and large capitalization ($7 billion and above) North American companies;

▪	American Depositary Receipts;

▪	certificates of deposit; and

▪
other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation, which are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981, and money market funds.

Under normal market conditions, the Fund will maintain a level of at least 80% of its total assets invested in the types of debt and equity securities identified above of North American companies.  The term “North American” includes Mexico, the United States, Canada, Greenland, Central America and the independent nations in the Caribbean Sea, including Trinidad and Tobago.

Regarding the debt securities portion of the portfolio, the Fund invests primarily in fixed income securities of North American corporate issuers that are rated investment grade or better (namely, rated in one of the four highest rating categories by a nationally recognized statistical rating organization (NRSRO)) or determined to be of comparable quality by the Fund’s manager, debt securities of non-U.S. governments that are rated investment grade or better or determined to be of comparable quality by the Fund’s manager, and U.S. government securities.

Regarding the equity securities portion of the portfolio, the Fund invests in equity securities of North American companies, including common stocks, preferred stocks, and convertible securities.   The Fund may also invest in American Depositary Receipts (ADRs) and securities of foreign companies.  ADRs are equity securities trading on U.S. exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

The Fund selects equity securities of companies that the Fund’s portfolio manager believes are undervalued based on the current price relative to the long-term prospects of the company.  The Fund’s manager also considers a company’s actual and prospective earnings, return on equity and assets to liabilities ratio when selecting stock.

The Fund, in response to  adverse  market,  economic,  political  or  other conditions,  may take a  temporary defensive position.  The Fund will sell a security if its manager believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for further appreciation.

Principal Risks of Investing in the Fund

The Fund is a suitable investment for investors with long-term investment goals.  Like all mutual funds, investing in the Fund involves certain risks, which may cause you to lose money.  These risks include:

▪
Stock Market Risk:  Funds with equity portfolios are subject to stock market risks and significant fluctuations in value.  If the stock market declines in value, the Fund is likely to decline in value.  The Fund’s focus on medium to large capitalization stocks and value-style of investing subject it to the risk that its performance may be lower than that of other types of funds with equity portfolios that focus on other types of stocks (such as small cap) or that have a broader investment style (such as growth or general market).  The Fund is also subject to the risk that medium to large capitalization and/or value stocks may under-perform other segments of the equity market or the equity market as a whole.  In general, the prices of the securities in which the Fund invests may decline for a number of reasons.  The price declines of common stocks may be steep, sudden and/or prolonged.

▪
Securities Selection Risk:  The portfolio securities held by the Fund may decline in value or not increase in value when the market in general is rising and may fail to meet the Fund’s investment objective.

▪
Interest Rate Risk:  In general, the value of bonds and other debt securities rises when interest rates fall and falls when interest rates rise.  Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations.  While bonds and other debt securities normally fluctuate less in price than do common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

▪
Credit Risk:  The Fund may invest in debt securities not backed by the full faith and credit of the United States.  The issuers of such bonds and other debt securities may not be able to make interest or principal payments.  Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the issuer, leading to greater volatility in the price of the security.

▪
Prepayment Risk:  The issuers of bonds and other debt securities held by the Fund may prepay principal due on securities, particularly during periods of declining interest rates.  Securities subject to prepayment risk generally offer less potential for gain when interest rates decline, and may offer a greater potential for loss when interest rates rise.  Rising interest rates may cause prepayments to occur at a slower than expected rate.  This will increase the average life of the security and make the security more sensitive to interest rate changes.

▪
Small Capitalization Risk:  Though the Fund’s focus is on medium to large capitalization stocks, the Fund may invest in small capitalization stocks.  Small companies often have narrower product lines and markets and more limited managerial and financial resources, and as a result may be more sensitive to changing economic conditions. Stocks of smaller companies are often more volatile and tend to have less trading volume than those of larger companies.  Less trading volume may make it more difficult to sell securities of smaller companies at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of smaller companies underperform.

▪	Foreign Investment Risks: These are risks associated with investing in foreign securities that are in addition to the risks associated with investing in U.S. securities.

▪
Foreign Political and Economic Risks:  The degree of political and economic stability varies from country to country.  If a country confiscates money from foreigners or takes over an industry, the Fund may lose some or all of any particular investment in that country.  Parts of individual foreign economies may vary favorably or unfavorably from the U.S. economy (for example, inflation rate) which may affect the value of the Fund’s investment in any foreign country.

▪
Foreign Investment Expense Risk:  Investing in foreign securities generally costs more than investing in U.S. securities because of higher transaction costs, such as the commissions paid per share.  As a result, mutual funds that invest in foreign securities tend to have higher expenses due to higher commissions and higher advisory and custodial fees.

▪
Currency Risk:  Foreign currency risk is the risk that the U.S. dollar value of foreign securities held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  The value of the Fund may go up and down as the value of the dollar rises and falls compared to a foreign currency.

▪
Governmental Regulation Risk:  Many foreign countries do not subject their markets to the same degree and type of laws and regulations that cover the U.S. markets.  Also, many foreign governments impose restrictions on investments as well as taxes or other restrictions on repatriation of investment income.  The regulatory differences in some foreign countries make investing or trading in their markets more difficult and risky.

▪
Corporate Disclosure Standard Risk:  Many countries have laws making information on publicly traded companies, banks and governments more difficult to obtain, incomplete or unavailable.  The lack of uniform accounting standards and practices among countries impairs the ability of investors to compare common valuation measures, such as price/earnings ratios, for securities of different countries.

▪
Liquidity Risk:  Foreign markets or exchanges tend to have less trading volume than the New York Stock Exchange or other domestic stock exchanges or markets, which means that the foreign market may have less liquidity.  Lower liquidity in a foreign market can affect the Fund’s ability to purchase or sell blocks of securities and obtain the best price in the foreign market.  This may cause the Fund to lose opportunities for favorable purchases or sales of investments.  Because foreign markets trade at times and on days different than U.S. markets, the Fund’s value may change when an investor’s account cannot be accessed.

Performance Information

 The bar chart and table that follow provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns over 1, 5, and 10 years compare with those of a broad measure of market performance.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.

Best Quarter:	June, 30, 2003	12.17%
Worst Quarter:	December 31, 2008	-17.02%

Average Annual Total Returns (for the periods ended December 31, 2009)	Past One Year	Past Five Years	Past Ten Years
Fund Return Before Taxes	17.23%	-1.48%	-2.13%
Fund Return After Taxes on Distributions	17.23%	-1.49%	-2.23%
Fund Return After Taxes on Distributions and Sale of Fund Shares	11.28%	-1.25%	-1.84%
S&P 500 Index (no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%
Barclays Government/Credit Bond Index (no deduction for fees, expenses or taxes)	4.52%	4.71%	6.34%
Blended Index (S&P 500 and Barclays Government/Credit Bond) (no deduction for fees, expenses or taxes)	19.88%	1.71%	1.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Investment Adviser

UTC Fund Services, Inc. is the investment adviser to the Fund (Manager).

Portfolio Manager

Crystal Rodriguez currently serves as President of the Manager, and has been responsible for overseeing the management of the Fund since 2008.  Sean Achong currently serves as a Portfolio Manager of the Manager, and has had responsibility for the day-to-day management of the Fund’s assets since March 2009.  Nicholas Chen currently serves as a Portfolio Manager of the Manager, and has had responsibility for the day-to-day management of the Fund’s assets since August 2009.

Purchase and Sale of Fund Shares

The minimum initial investment in the Fund is $250.  There is a $100 subsequent investment requirement.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares by sending the letter of instruction to UTC North American Fund, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Non-Principal Investment Strategies and Portfolio Holdings

Other Investment Companies

The Fund may invest a limited amount in other investment companies such as the Schemes of the Trinidad and Tobago Unit Trust Corporation.  The Schemes of the Trinidad and Tobago Unit Trust Corporation are separate investment companies created by the Unit Trust Corporation of Trinidad and Tobago Act of 1981.  The assets of the Schemes of the Trinidad and Tobago Unit Trust Corporation are predominantly invested in equity securities and fixed income securities of Trinidad and Tobago corporations and in Trinidad and Tobago government securities.

Temporary Investments

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions allowing it to invest up to 100% of its total assets in cash or money market instruments (like U.S. Treasury Bills, commercial paper or commercial paper master notes).  The Fund will be not able to achieve its investment objective to the extent that it invests in cash, money market instruments or other defensive instruments.  When the Fund is not taking a temporary defensive position, it still may hold some cash and money market instruments in order to take advantage of investment opportunities, or so it can pay expenses and satisfy redemption requests.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Management of the Fund

Investment Adviser

UTC Fund Services, Inc., a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation, is the investment adviser to the Fund.  The Manager manages the investment portfolio of the Fund.  The Manager’s address is UTC Financial Centre, 82 Independence Square, Port of Spain, Trinidad and Tobago.  As of December 31, 2009, the Trinidad and Tobago Unit Trust Corporation had approximately $3.5 billion (U.S. dollars) in assets under management, including mutual funds and privately managed accounts.  The Fund pays the Manager an annual investment advisory fee, based on quarterly net assets, equal to 0.75% on the first $10 million, 0.50% on the next $10 million and 0.25% over $20 million of the average net assets of the Fund.  For the fiscal period from March 1, 2009 to December 31, 2009, the Fund paid the Manager an investment advisory fee equal to 0.36% of its average net assets, based on the same compensation rates for the Manager described above.  For the fiscal period January 1, 2009 to February 28, 2009, the Fund paid Earnest Partners, LLC, the Fund’s previous investment adviser, an investment advisory fee equal to 0.12% of its average net assets, based on the same compensation rates for the Manager described above.  For the 2009 fiscal year, the aggregate investment advisory fees paid to UTC Fund Services, Inc. and Earnest Partners, LLC were equal to 0.49% of the Fund’s average net assets.   A discussion regarding the basis for the Board of Directors’ approving the investment advisory contract with the Manager is available in the annual report dated December 31, 2009, and filed with the Securities and Exchange Commission on March 9, 2010.

Portfolio Manager

The Manager manages the Fund’s assets using a team specialized in managing balanced portfolios.  Crystal Rodriguez serves as President of the Manager and is responsible for overseeing the management of the Fund.  She holds a B.Sc. in Management Studies with a focus on Finance from the University of the West Indies, St. Augustine.  She has also successfully completed the first level of the Chartered Financial Analyst (CFA) program.  For the past five years she has worked at the Unit Trust Corporation in various investment management capacities, with a concentration on U.S. and other international equity securities.  Sean Achong is responsible for the day-to-day management of the Fund’s assets.  Mr. Achong, a Portfolio Manager assigned to the Fund, holds a B.Sc. in Banking & Finance from the University of London.  He is also currently pursuing level two of the CFA program.  Over the last three years, Mr. Achong has held several positions in the investment and commercial banking fields.  From April, 2005 to October 2007, Mr. Achong worked at Royal Bank of Trinidad & Tobago as a credit analyst, operations officer and account manager; from October 2007 to March 2008, he worked at Scotia Bank of Trinidad and Tobago as an account manager; and from March 2008 to present, he as worked at the Unit Trust Corporation as an investment analyst and portfolio manger.  Nicholas Chen is also responsible for the day-to-day management of the Fund’s assets. Mr. Chen, a Portfolio Manager assigned to the Fund, holds Bachelor’s in Business Administration from the University of New Brunswick. He also holds a MBA with a specialization in International Finance from the University of the West Indies, St. Augustine. Mr. Chen has held several positions in the banking and finance industry with over nine years of experience.  From 2001 to March 2008, Mr. Chen worked at the Republic Bank Limited in various analyst, operations and trader capacities, and from April 2008 to present, he has worked at the Unit Trust Corporation as a manager and portfolio manager.  The Statement of Additional Information provides additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Board of Directors

The Manager is subject to the authority of the Board of Directors.  The Board of Directors is presently comprised of six members, four of whom reside outside the United States in the Republic of Trinidad and Tobago.  More details regarding the individual Directors and the duties of the Board of Directors can be found in the Statement of Additional Information.

Under federal, state and particularly the Maryland General Corporation Law where the Company is incorporated, directors and officers of the Company must lawfully perform their fiduciary duties in managing the Company.  As an investor of the Fund, you should be aware that you may not be able to effectively serve process on the Company’s nonresident directors and officers to enforce any civil liabilities under federal and state securities laws.  The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Therefore, you may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

How is the Fund’s Share Price Determined?

The price at which you purchase and redeem shares of the Fund is called the net asset value (NAV).  The Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on holidays and weekends.  The NAV is the value of the Fund’s assets, less its liabilities, divided by the number of shares outstanding of the Fund.  The Fund will process purchase orders that it receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day.  Good order purchase or redemption requests received after the close of regular trading will be processed on the next day the NYSE is open.  Each security owned by the Fund is valued at its last sale price or official closing price on the date as of which assets are valued.  If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange.

How do You Purchase Shares of the Fund?

To open an account, you must invest at least the minimum amount:

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts and IRAs	$250	$100

Good Order Purchase Requests

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

▪	the name of the Fund: UTC North American Fund
▪	the dollar amount of shares to be purchased
▪	account application form or investment stub
▪	check payable to the UTC North American Fund

Methods of Buying

Through a broker/dealer organization
You can purchase shares of the Fund through any broker-dealer organization that has an agreement with UTC Financial Services USA, Inc., the Fund’s distributor in the United States.  The broker-dealer organization is responsible for sending your purchase order to the Fund’s transfer agent.  In order to receive the next computed NAV, the broker must receive your purchase order in good order by 4:00 p.m. Eastern Time.  Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail
You can purchase shares of the Fund through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC.  To open an account, complete an account application form and send it together with your check to the address below.  To make additional investments once you have opened your account, send your check together with the detachable form that is included with your Fund account statement or confirmation.  You may also send a letter stating the amount of your investment with your name, the name of the Fund and your account number together with a check to the address below.  Checks should be made payable to “UTC North American Fund.”  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will be responsible for any losses suffered by the Fund as a result.

All checks must be in U.S. dollars drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amount of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

	Regular Mail UTC North American Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery UTC North American Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.

In compliance with the USA Patriot Act of 2001, please note that the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Compliance Program.  As requested on the application, you should supply your full name, date of birth, social security number (or its equivalent for foreign investors) and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Fund’s transfer agent 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents) if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.

By telephone
To make additional investments by telephone, you must check the appropriate box on your account application form authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least fifteen (15) days, call the Fund toll free at 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents) and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.  Each telephone purchases must be $100 or more.  Shares will be purchased on your account on the day your order is received.  For security reasons, requests by telephone will be recorded.

By wire
If you are making your first investment in the Fund, before you wire funds, the transfer agent must have a completed account application.  You can mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be given to your bank to send the wire.  Your bank must include both the name of the Fund you are purchasing, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53202
ABA #:  075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:    UTC North American Fund
(your name or the title on the account)
(your account #)

For subsequent investments by wire, please contact the Transfer Agent in advance of sending your funds, to advise them of your intent to wire.  This will ensure prompt and accurate credit upon receipt of your wire.  Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequence of delays resulting from banking or Federal Reserve wire system or from incomplete wiring instructions.

Through an automatic investment plan
Once your account has been opened, you may purchase shares of the Fund through an Automatic Investment Plan (AIP).  The minimum investment amount of each such purchase is $100.  You can have money automatically transferred from your checking or savings account monthly.  To be eligible for this plan, your bank must be a domestic institution that is an ACH member.  The Fund may modify or terminate the AIP at any time.  The first AIP purchase will take place no earlier than fifteen (15) days after the transfer agent has received your request.  If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account.  Any request to change or terminate an AIP can be made by telephone at 1-800-368-3320 (or 1-868-624-8648 for non-U.S. residents) or in writing, at least five (5) days prior to the effective date.

How do You Sell Shares of the Fund?

Methods of Selling

Through a broker/dealer organization
If you purchased your shares through a broker-dealer or other financial organization, your redemption order may be placed through the same organization.  The organization is responsible for sending your redemption order to the Fund’s transfer agent on a timely basis.  Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail
If you purchased your shares through the Fund’s transfer agent, you should send your written redemption request to the address below.  Your request should contain the Fund’s name, your account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all account holders sign the letter.  Additional documents are required for shareholders that are corporations, partnerships, executors, trustees, administrators, or guardians (namely, corporate resolutions or trust documents indicating proper authorization).

	Regular Mail UTC North American Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery UTC North American Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

A signature guarantee of each owner is required in the following situations:

•  If ownership is changed on your account;
•  When redemption proceeds are sent to any person, address or bank account not on record;
•  Written requests to wire redemption proceeds (if not previously authorized on the account);
•  If a change of address was received by the Transfer Agent within the last fifteen (15) days; or
•  For all redemptions of $50,000 or more from any shareholder account

In addition to the situations described above, the Fund and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

A signature guarantee assures that your signature is genuine and protects you from unauthorized account transfers.  You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions.  A notary public cannot guarantee signatures.

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing to the Fund’s transfer agent) you may redeem shares in any amount, but not less than $100 by calling 1-800-368-3322 (or 1-868-624-8648 for non-U.S. residents).  Once a telephone transaction has been placed, it cannot be canceled or modified.  Redemption proceeds will be sent by check to your address of record, by wire to a pre-determined bank, or by electronic funds transfer via the Automated Clearing House (ACH) network to the bank account established on your fund account.  There is a $15 fee for each domestic wire transfer and a $30 fee for an international outgoing wire transfer.  If proceeds are sent via the ACH network, the funds are usually available in Two to three (2-3) business days.  A signature guarantee may be required of all shareholders to establish or modify certain services, including telephone redemption on an account.  For security reasons, requests by telephone will be recorded.

Through a systematic withdrawal plan
Investors who own shares of the Fund valued at a minimum of $10,000 may establish a Systematic Withdrawal Plan.  Regularly scheduled payments (for example, monthly, quarterly or annually) will be made by selling Fund shares and mailing the proceeds via check to the address of record, or sending the proceeds via electronic funds transfer through the Automated Clearing House (ACH) system to your bank account.  The minimum payment amount is $100 and if the date you select to have the withdrawal made is a weekend or holiday, the redemption will be made on the next business day.  You may elect this option by completing the appropriate section of the account application or by writing to the transfer agent.

When Redemption Proceeds are Sent to You

Your shares will be redeemed at the NAV next determined after the transfer agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.

All requests received in good order by the transfer agent before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern Time) will normally be wired to the bank you indicate or mailed on the following day to the address of record.

If you purchase shares using a check and soon after request a redemption, the Fund’s transfer agent will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within twelve (12) calendar days from the purchase date).

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any ninety (90)-day period for any one shareholder.  The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Redemption Requests in Good Order

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

▪	the name of the Fund: UTC North American Fund

▪	the dollar amount or the number of shares to be redeemed

▪	signatures of all registered shareholders exactly as the shares are registered, and signature guarantees if necessary

▪	the account number

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Accounts with Low Balances

Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $250 requesting that you bring the account back up to $250 or close it out.  If you do not respond to the request within thirty (30) days, the Fund may close the account on your behalf and send you the proceeds.

Share Certificates

If there are certificates representing your shares, endorse the certificates or execute a stock power exactly as your shares are registered.  Send the endorsed certificate (or executed stock power) together with your redemption request made in good order to the above address.

What About Dividend and Capital Gain Distributions?

The Fund intends to pay dividends and capital gains distributions, if any, on an annual basis.  Unless you elect otherwise, dividend and capital gains distributions will be paid in additional shares of the Fund.  You may elect to receive dividends and distributions by notifying the Fund in writing.  You may make this election on the Account Application.  You may change your election by writing to the Fund’s transfer agent or by calling 1-800-368-3322.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

What About Frequent Purchases and Redemptions of Fund Shares?

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  The Fund’s Board of Directors is committed to protecting long-term shareholders against market timing and has adopted a policy to discourage excessive trading (collectively, the “market timing policy”).  The market timing policy does not apply to the Fund’s systematic withdrawal plan or to reinvested dividends and capital gains.

In order to deter market timers and excessive trading, the Fund imposes a 2.00% redemption fee on the value of shares redeemed less than thirty (30) calendar days after the date of purchase.  Any proceeds of the fee will be paid to the Fund.  In addition, the Fund may temporarily or permanently bar future purchases into the Fund by such investor or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which such investor may request future purchases and redemptions.  Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

Investors are subject to these policies whether they are a direct shareholder of the Fund or they invest in the Fund indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a tax-deferred retirement plan that maintains an “Omnibus Account” with the Fund for trading on behalf of its customers.

While the Fund will encourage financial intermediaries to apply this market timing policy to their customers who invest indirectly in the Fund, unless the financial intermediaries have the ability to apply the Fund’s market timing policy to their customers through such methods as implementing short-term trading limitations or restrictions or assessing the Fund’s redemption fee, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s market timing policy.

If inappropriate trading is detected in an Omnibus Account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

What About Taxes?

The Fund intends to qualify and elects to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code).  In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund will generally be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to shareholders.  Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax.  To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as though paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions from investment company taxable income are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to shareholders at the lower rate applicable to dividend income).  Distributions of net capital gains designated by the Fund as capital gains dividends are taxable as long-term capital gains regardless of the length of time a shareholder may have held shares of the Fund.  The tax treatment of distributions treated as ordinary income, dividend income or capital gains will be the same whether the shareholder reinvests the distributions in additional shares or elects to receive such distributions in cash.  Shareholders will be notified each year of the amounts and nature of dividends and distributions, including the amount (if any) for that year that has been designated as capital gains distributions.  Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes.  Paying foreign withholding taxes may reduce the net amount of income paid to a Fund and the amount available for distribution to the Fund’s shareholders.

How are the Fund’s Shares Distributed?

Distributor

UTC Financial Services USA, Inc., an affiliate of the Manager and Trinidad and Tobago Unit Trust Corporation, is the distributor for the shares of the Fund in the United States.  UTC Financial Services USA, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Plan

The Company, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 to provide certain distribution activities and services for the Fund and its shareholders.  The Fund may pay 0.50% per year of its average daily net assets for such distribution and service activities.  As these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Index Descriptions

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.  The index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Barclays Government/Credit Bond Index (formerly known as the Lehman Brothers Government/Credit Bond Index) is a widely-recognized unmanaged index consisting of over 3,000 issues compiled by Barclays.  Bonds in the index have an average maturity of approximately 6.64 years and are required to have a minimum maturity of at least one year.  Securities are all investment grade and fixed rate.

The Blended Index consists of the S&P 500 (70%) and the Barclays Government/Credit Bond Index (30%).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five (5) fiscal years of operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report which is available upon request.

UTC North American Fund

	For the Years Ended December 31,

	2009	2008	2007	2006	2005
Net asset value, beginning of year	$8.24	$12.10	$11.89	$11.01	$10.47

Income from Investment Operations:
Net investment gain (loss)	(0.01) (2)	(0.01) (1)	(0.12) (1)	(0.04) (1)	(0.12) (1)
Net realized and unrealized gain (loss) on investments	1.43	(3.85)	0.33	0.92	0.72
Total from investment operations	1.42	(3.86)	0.21	0.88	0.60

Less distributions:
From net investment income	0.00	0.00	0.00	0.00	(0.06)
Net asset value, end of year	$9.66	$8.24	$12.10	$11.89	$11.01
Total return	17.23%	-31.90%	1.77%	7.99%	5.69%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$34,618	$30,599	$16,134	$18,455	$19,416

Ratios to average net assets:
Expenses	2.97%	3.93%	3.51%	3.50%	3.10%
Net investment loss	(0.11)%	(1.37)%	(0.95)%	(0.97)%	(0.69%)

Portfolio turnover rate	33.49%	19.95%	4.73%	26.09%	26.43%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment loss per share is calculated using average shares outstanding.

Supplemental Information for Investors in Trinidad and Tobago

(1)	(i)
This distribution is being made by a foreign mutual fund pursuant to disclosure documents prepared in accordance with foreign securities laws.  Purchasers should be aware that these requirements may differ from those of Trinidad and Tobago.

(ii)
Certain of the directors and officers of the foreign mutual fund, and all of the experts named in the prospectus reside outside of Trinidad and Tobago.  Substantially all of the assets of these persons and of the foreign mutual fund may be located outside of Trinidad and Tobago.  The foreign mutual fund has appointed Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, #82 Independence Square, Port of Spain as its agent for Service of Process in Trinidad and Tobago.  It may not be possible for investors to effect service of process within Trinidad and Tobago upon all of the directors and officers referred to above.  It may also not be possible to enforce against the foreign mutual fund, its directors and officers, named in this prospectus judgments obtained in Trinidad and Tobago.

(iii)
Purchasers should also be aware that the experts responsible for any expertise statement, report or opinion in the prospectus have not submitted to the jurisdiction of Trinidad and Tobago and therefore it may not be possible for an investor to take legal proceedings against the experts in Trinidad and Tobago.

(iv)	The foreign mutual fund is incorporated or organized under the laws of a foreign jurisdiction and the rights and remedies available under Trinidad and Tobago law may not be available.

(2)	The foregoing together with the following documents incorporated herein by reference:

(i)	Certificate regarding use of the prospectus in Trinidad and Tobago

(ii)	Form of submission to Jurisdiction and Appointment of Agent for Services of Process for Mutual Funds

(iii)	Certificate regarding Appointment of Agent to distribute securities in Trinidad and Tobago

(iv)	Certificate of Compliance with securities legislation in the home jurisdiction

Which are filed with the Trinidad and Tobago Securities and Exchange Commission, constitutes full, true and plain disclosure of all material facts related to the securities being distributed by this prospectus

Dated:_____________________________________	Dated:____________________________________________

Signed:____________________________________	Signed:___________________________________________
Amoy Van Lowe – President	Eutrice Carrington – Interim Executive Director

Duly authorized representative of	Duly authorized representative of:

UTC North American Fund	Trinidad & Tobago Unit Trust Corporation

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

*Not part of the Prospectus*

Investment Adviser
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad & Tobago

Distributor
UTC Financial Services USA, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port-of-Spain, Trinidad & Tobago

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin  53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin  53212

Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, Wisconsin  53202

To learn more about the Fund you may want to read the Statement of Additional Information (SAI) dated April 30, 2010, which contains additional information about the Fund.  The Fund’s SAI is incorporated by reference into this Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund’s investments by reading the annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-368-3322.  In addition, the Fund’s SAI and annual and semi-annual reports are available on the Fund’s website at www.ttutc.com.

Prospective investors and shareholders who have questions about the Fund may call the above number, write to the address below, or visit our website also shown below:

UTC North American Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Third Floor
Milwaukee, WI  53202
www.ttutc.com

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the UTC North American Fund are also available on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.  Please refer to the Securities Act and Investment Company Act File Nos. 33-37426 and 811-06194 when seeking information about the UTC North American Fund from the Securities and Exchange Commission.

1940 Act File No. 811-06194

STATEMENT OF ADDITIONAL INFORMATION
APRIL 30, 2010

UTC NORTH AMERICAN FUND, INC.

UTC North American Fund – (Ticker Symbol: UTCNX)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the UTC North American Fund dated April 30, 2010.  Requests for copies of the prospectus should be made in writing or by calling the below address or telephone number.

The financial statements are incorporated by reference from the Annual Report dated December 31, 2009 (File Nos. 33-37426 and 811-06194), as filed with the Securities and Exchange Commission (“SEC”) on March 9, 2010.  Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-368-3322.

UTC NORTH AMERICAN FUND
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, Third Floor
Milwaukee, WI  53202
1-800-368-3322

UTC NORTH AMERICAN FUND

GENERAL INFORMATION AND HISTORY

On January 1, 2009, The Chaconia Income & Growth Fund, Inc. changed its name to UTC North American Fund, Inc.  UTC North American Fund, Inc. (the “Company” or “Fund”) is an open-end, diversified, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).  The Company is a Maryland corporation, incorporated on October 24, 1990.  The Company currently consists of two series:  UTC North American Fund (formerly known as the Chaconia Income & Growth Fund) (the “Fund”) and the Chaconia ACS Fund.  (The Chaconia ACS Fund has not yet commenced operations.)

Description of Shares, Voting Rights and Liabilities

The Company’s capital stock consists of a single class of common stock, which is divisible into an unlimited number of series or classes.  Each Fund of the Company represents a separate series of common stock.  The authorized capital stock consists of 10,000,000 shares of common stock, of which 8,000,000 are allocated to the Fund and 2,000,000 are allocated to the Chaconia ACS Fund.  The Company’s Board of Directors is authorized to divide the unissued shares into one or more additional classes of common stock (which may be referred to as portfolios, funds or series), each class representing a separate, additional Company portfolio, and to fix the number of shares in any such class or series.

Shares of all classes will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected class.  Each share of any class of shares when issued has equal dividend, liquidation and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share.  Shares will be voted in the aggregate.

There are no conversion or preemptive rights in connection with any shares of the Fund.  All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.  Shares will be redeemed at net asset value, at the option of the shareholder.

The shares have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  The Company does not usually issue certificates evidencing the Fund’s shares.

The Company is not required to hold annual meetings of shareholders.  Special meetings of shareholders will be held for the consideration of proposals requiring shareholder approval by law, such as changing fundamental policies or upon the written request of 25% of the Company’s outstanding shares.  The directors will promptly call a meeting of shareholders to consider the removal of a director or directors when requested to do so by the holders of not less than 10% of the outstanding shares and that shareholders will receive communication assistance in connection with calling such a meeting.  At any meeting of shareholders duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast thereon, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired term of the removed director.

Shareholder Approval

Other than the election of directors, which is by plurality, any matter for which shareholder approval is required by (1) the Maryland General Corporation Law, requires the affirmative vote of at least a majority of all votes cast at a meeting at which a quorum is present and (2) the 1940 Act, requires the affirmative vote of at least a “majority” (as defined by the 1940 Act) of the outstanding voting securities of the Company entitled to vote at a meeting called for the purpose of considering such approval.

Pursuant to the Company’s Articles of Incorporation, the presence in person or by proxy of the holders of one-third of the outstanding voting securities entitled to vote at a meeting of shareholders shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation.  The 1940 Act defines a majority as the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions, which are matters of fundamental policy.  The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a shareholders’ meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.   Issue senior securities, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and borrow money, except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  (The Investment Company Act currently permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions, and it permits the Fund to borrow money so long as it maintains continuous asset coverage of at least 300% of all amounts borrowed.)

2.   Purchase or sell commodities, except as permitted by the Investment Company Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

3.   The Fund may not make loans except as permitted under the Investment Company Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.   Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolios.

5.   Invest 25% or more of its total assets at the time of purchase in any securities of issuers in one industry.  U.S. Government securities are excluded from this restriction.

The Fund observes the following restrictions as a matter of operating policy but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

1.   The Fund will not purchase securities on margin.  However, the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options and other derivative instruments, and the Fund may borrow money to the extent and in the manner permitted by the Investment Company Act, as provided in fundamental investment restriction No. 1 above.

2.   The Fund will not sell securities short or write put and call options, except that the Fund may purchase and sell derivative instruments as described in this SAI.

3.   Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowing and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

4.   The Fund will not make investments for the purpose of exercising control or management of any company.

5.   Hold more than 15% of its net assets in illiquid securities.  If the value of the Fund’s illiquid securities exceeds 15% of the value of the net assets of the Fund, the excess must be sold as soon as practicable.

6.   Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

7.   Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or its investment manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

8.   Invest more than 5% of the value of its net assets in warrants (included, in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange).

9.   Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies that together with any predecessor have been in continuous operation for fewer than three years.

10.   Invest in real estate, real estate limited partnerships, or oil, gas and other mineral leases.

As a general rule, the percentage limitation referred to in these restrictions apply only at the time of investment other than with respect to the Fund’s borrowing of money.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

INVESTMENT CONSIDERATIONS

The Fund is an open-end, diversified investment company.  As a diversified investment company, the Fund will not violate any of the above investment restrictions and will meet the requirement that: (a) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer, and (b) it will not invest more than 25% of its total assets in any one industry.  As detailed in the Prospectus, the Fund’s investment objective is to produce high current income and capital appreciation.  The Fund’s investment objectives are fundamental objectives and therefore may not be changed without the approval of shareholders.

The following paragraphs provide a more detailed description of the investment policies and risks of the Fund than identified in the Fund’s Prospectus.  Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Company’s Board of Directors.

Common and Preferred Stock

Common stocks are units of ownership of a corporation.  Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  Some preferred stocks may be convertible into common stock.  Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Foreign Equities

The Fund’s investments in the securities of foreign issuers may include both securities of foreign corporations and securities of foreign governments and their political subdivisions.

The Fund may invest in foreign securities directly, or through American Depositary Receipts (“ADRs”) or other forms of depositary receipts, such as Global Depositary Receipts and European Depositary Receipts.  Depositary receipts are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Investments in these types of securities, as well as securities of issuers that have significant operations or assets outside of the U.S., involve certain inherent risks generally associated with investments in foreign securities, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as that of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by the Fund, denominated in that currency.  Such changes will also affect the Fund to the extent it is invested in ADRs comprised of foreign securities.

Taxes.  The interest and dividends payable on certain foreign securities, including those comprising an ADR, may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Fund and that may ultimately be available for distribution to the Fund’s shareholders.

Securities Subject to Reorganization

The Fund may invest in both debt and equity securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Fund’s manager, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.   Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.

Debt Securities

The Fund may invest in debt securities, including those convertible into common stocks.  Debt purchased by the Fund, will consist of obligations of medium-grade or higher, having at least adequate capacity to pay interest and repay principal.  Non-convertible debt obligations will be rated BBB or higher by S&P, or Baa or higher by Moody’s.  Convertible debt obligations will be rated B or higher by S&P or B or higher by Moody’s.  Securities rated Baa by Moody’s are considered by Moody’s to be medium-grade securities and have adequate capacity to pay principal and interest.  Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  Securities rated B are referred to as “high-risk” securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time.  See “Appendix” to this Statement of Additional Information for a description of debt security ratings.

Debt Securities Ratings.  The ratings of Standard & Poor’s, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The managers will consider such an event in determining whether the Fund involved should continue to hold the security.  For a more detailed description of ratings, see the Appendix.

Warrants and Rights

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price during or at the end of a specific period of time.  The Fund will not invest more than 2% of its total assets in warrants or rights that are not listed on the New York or American Stock Exchange.  For purposes of this investment policy, a warrant is defined as a certificate giving the holder the right to purchase securities at a stipulated price within a specific time limit or perpetually.  Sometimes a warrant is offered with securities as an inducement to buy.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.

When Issued, Delayed Delivery Securities and Forward Commitments

The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Borrowing

The Fund may not borrow money except as permitted by the Investment Company Act of 1940 (the “1940 Act”).  Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33 1/3 % of its total assets.  To limit the risks attendant to borrowing, the Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings.  To the extent the Fund borrows money, positive or negative performance by the Fund’s investments may be magnified.  Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund’s shares to increase more rapidly than otherwise would be the case.  Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund’s shares to decrease more rapidly than otherwise would be the case.  Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk.  The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could offset or eliminate the Fund’s net investment income in any given period.

The Fund may mortgage, pledge or hypothecate assets to secure such borrowings.  Pledging or otherwise encumbering Fund assets entails certain risks.  For instance, the Fund could incur costs or encounter delays in recovering the assets pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (1) the loan is collateralized in accordance with applicable regulatory requirements, (2) the loan is subject to termination by the Fund at any time, (3) the Fund receives reasonable interest or fee payments on the loan, (4) the Fund is able to exercise all voting rights with respect to the loaned securities and (5) the loan will not cause the value of all loaned securities to exceed 33% of the value of the Fund’s assets.

U.S. Government Securities

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the creditworthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

The Fund may invest in mortgage-backed securities issued or guaranteed by GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages.  The mortgages backing these securities include, among others, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities.  The guarantees do not extend to the securities’ yield or value, however, which are likely to vary inversely with fluctuations in interest rates, and, the guarantees do not extend to the yield or value of the Fund’s shares.  These securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  The principal amounts of such underlying mortgages generally may be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages may vary.  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate.  When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in other income producing securities, the yields of which will reflect interest rates prevailing at the time.  Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-through securities purchased at a discount.

Trinidad and Tobago Unit Trust Corporation

The Unit Trust Corporation was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The Unit Trust Corporation’s main office is located in the City of Port-of-Spain, Trinidad.  The Unit Trust Corporation is an entity whose purpose is to provide financial services such as investment vehicles, merchant banking, credit cards, and foreign exchange services to the citizens of Trinidad and Tobago.  The affairs of the Unit Trust Corporation are managed by a separate and distinct board of directors.

The Schemes of the Unit Trust Corporation are investment companies as defined under the 1940 Act managed by the Unit Trust Corporation.  The assets of the Schemes of the Unit Trust Corporation are predominantly invested in equity securities of Trinidad and Tobago corporations, and in fixed income securities of those corporations, as well as in Trinidad and Tobago government securities.  The financial records of the Unit Trust Corporation are examined and audited by the Auditor General of Trinidad and Tobago. The financial statements and records of the Unit Trust Corporation are prepared in accordance with the Trinidad and Tobago Accounting Standards and are reported in Trinidad and Tobago dollars.

The 1940 Act limits the extent to which the Fund may purchase equity securities of the Schemes of the Unit Trust Corporation or any other investment companies.  No more than 10% of the Fund’s total assets may be used to purchase any securities of investment companies.  The Fund will not purchase more than 3% of the total outstanding voting stock of an investment company nor purchase securities of an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund.  As of December 31, 2009, the Fund had no investments in the Unit Trust Corporation.

Temporary Investments

Under normal market conditions, the Fund may have money received from the purchase of Fund shares, or money received on the sale of other portfolio securities for which suitable investments consistent with the Fund’s investment objectives are not immediately available.  In that case, the Fund may have such monies invested in cash or cash equivalents.  In addition, the Fund is permitted, but does not normally intend to maintain all or a portion of its assets in cash or cash equivalents for temporary defensive purposes during abnormal market conditions.  To earn income on this portion of their assets, the Fund may invest in “money market instruments,” a term that includes, among other things, U.S. government obligations, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less.  These investments are also used to help meet anticipated redemption requests or if other suitable securities are unavailable.  The Fund may reduce its holdings in equity and other securities and may invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the managers believe changes in economic, financial or political conditions make it advisable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Investments in money market obligations of foreign banks or foreign branches of U.S. banks entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of the Fund’s total assets at the time of purchase.  The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 10% of its net assets.

Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor’s, Moody’s or similar rating by another nationally recognized rating agency.  In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the managers at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Fund invests in variable amount master demand notes only when the manager deems the investment to involve minimal credit risk.

Portfolio Turnover

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Manager, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  The portfolio turnover rates for the fiscal years 2008 and 2009 were as follows:

	2008	2009
Portfolio Turnover Rate	19.95%	33.49%

Disclosure of Portfolio Holdings

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund is required by the Securities and Exchange Commission to file its complete portfolio holdings schedule with the Commission on a quarterly basis.  This schedule is filed with the Fund’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third quarters.  The portfolio holdings information provided in these reports is as of the end of the quarter in question.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual report to its shareholders.  Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Fund’s service providers which have contracted to provide services to the Fund, including, for example, the Fund’s custodian, the Fund’s servicing accountant and the Fund’s administrator, and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Fund’s investment adviser, provided that the service is related to the investment advisory services that the adviser provides to the Fund, and to a third-party when the Fund has a legitimate business purpose for doing so.  Specifically, the Fund’s disclosure of its portfolio holdings may include disclosure:

•	to the Fund’s auditors for use in providing audit opinions;

•	to financial printers for the purpose of preparing Fund regulatory filings;

•	for the purpose of due diligence regarding a merger or acquisition;

•	to rating agencies for use in developing a rating for the Fund;

•	to service providers, such as proxy voting services providers and portfolio-management database providers in connection with their providing services benefiting the Fund; and

•	for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund’s portfolio holdings, the Fund will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written agreement with a service provider of the Fund that has been approved by the Board of Directors of the Company, or pursuant to a written request for non-standard disclosure.  The President and any Vice President, acting separately or together, may approve a written request for non-standard disclosure, provided that they promptly report any such approval to the Board of Directors of the Company.

It is the Fund’s policy that neither the Fund, the Manager nor any other party shall accept any compensation or other consideration in connection with the disclosure of information about portfolio securities.

DIRECTORS AND OFFICERS

The overall management of the business and affairs of the Company is vested with its Board of Directors.  The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it.  The day-to-day operations of the Company are delegated to its officers, subject to the investment objectives and policies of the Company and to general supervision by the Board of Directors.

The Board of Directors is presently comprised of five members, three of whom reside outside the United States.  Directors Gayle Daniel-Worrell, Lucille Mair and Melania Haynes are residents of the Republic of Trinidad and Tobago.

The Maryland General Corporation Law subjects all directors and officers of the Company to fiduciary duties for the lawful management of the Company’s organization and operation, including federal and state securities laws.  Investors in the Fund may not be able to effect service of process within the United States upon the Company’s nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws.  The Company has appointed an agent for service of process in the states where the Company has registered its securities for offer and sale.

The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments.  Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Corporation.

The names of each director and officer of the Company, their business addresses, positions held with registrant, length of term served, principal occupations during the past five years and other directorships held by each director are listed on the table below.

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Persons
Jean P. Alexander Age: 51 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Executive Director, Caribbean American Centre of New York, a nonprofit organization serving NYC residents	1	None
Melania Haynes Age: 64 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Events Coordinator, Independent	1	None
Lucille Mair Age: 66 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Ajatta Mediratta Age: 44 Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 7-08 to present; investment banker at Bear Stearns to 6-08	1	None

Name, Address and Age	Position(s) Held With Registrant	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Persons
Gayle Daniel-Worrell* Age: 49 Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Secretary and Interested Director	Indefinite, until successor elected; Since 2002	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6-04 to present; Marketing Manager, Trinidad and Tobago Unit Trust Corporation, 11-94 to 6-04	1	UTC Financial Services, USA, Inc. and UTC Fund Services, Inc.
Amoy Van Lowe* Age: 41 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer	Indefinite, until successor elected; Since December 2010
Chief Marketing Officer - Marketing & International Business, Trinidad & Tobago Unit Trust Corporation, 6-07 to present; VP Marketing Ag., Telecommunica-tions Services of Trinidad and Tobago (TSTT), 10-06 to 5-07; Head of Marketing Communications, TSTT, 1-06 to 10-06; Manager, Marketing,
ANSA Merchant Bank Limited & TATIL, 6-05 to 1-06
				N/A	UTC Financial Services USA, Inc; UTC Fund Services, Inc.

Name, Address and Age	Position(s) Held With Registrant	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michelle Persad* Age: 41 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Treasurer and Chief Financial Officer	Indefinite, until successor elected; Since December 2008
Vice President, Treasury, Trinidad and Tobago Unit Trust Corporation, 7-07 to present; Portfolio Manager, Caribbean Court of Justice Trust Fund, 11-04 to 6-07; Various positions in Treasury and Investments at Republic Bank Limited, 7-93 to 10-04
				N/A	UTC Financial Services USA, Inc; UTC Fund Services, Inc.
Laura Alleyne Age: 43 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	Chief Compliance Officer	Indefinite, until successor elected; Since February 2009	Chief Compliance Officer, UTC Fund Services, Inc., 3-09 to present; Marketing Officer, 12-06 to 2-09; Assistant Branch Manager, 2004 to 12-06; Supervisor, 1998-2004	N/A	None

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.

Qualification of Directors

The role of an effective director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  The Company believes that the specific background of each director evidences those abilities and is appropriate to his or her serving on the Company’s Board of Directors.  Each director is an experienced businessperson, is familiar with financial statements, and takes a conservative and thoughtful approach to addressing issues facing the Fund.  Further information about each director is set forth in the table above describing the business activities of each director during the past five years.  This combination of skills and attributes led to the conclusion that each of the directors should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund.  The Board has engaged the Fund’s investment adviser to manage the Fund and is responsible for overseeing the adviser and other service providers to the Company and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee and nominating committee to assist the Board in performing its oversight responsibilities.

The Company does not have a lead independent director.  The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Company and the Fund, including the net assets of the Fund, the committee structure of the Company, and the management, distribution and other service arrangements of the Fund.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, and Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Company; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Fund’s investment adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their service providers.

The Company has an audit committee consisting solely of independent directors.  The audit committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and periodically with the Fund’s chief compliance officer.

Committees

The Board of Directors has two committees, the Audit Committee and Nominating Committee. The members of both committees are comprised of directors who are not “interested persons.” Currently, Jean P. Alexander, Melania Haynes, Lucille Mair and Ajatta Mediratta are the members of the Audit Committee and the Nominating Committee.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices, to review the Fund’s audited financial statements, to act as a liaison between the Board of Directors and the Fund’s independent auditors and to recommend selection of an independent auditor to the Board of Directors.  The Audit Committee held two (2) meetings during the fiscal year 2009.

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.  The Nominating Committee held no meetings during the fiscal year 2009.  The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Fund for election to the Board of Directors of the Fund.

The Board of Directors has no other committees.

Compensation

The Company pays each director $500 per quarter, regardless of the number of board meetings held and/or attended.  Directors also are reimbursed by the Company for any expenses incurred in connection with attendance at the meetings.  The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended December 31, 2009:

COMPENSATION TABLE
Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
Non-Interested Persons
Jean P. Alexander	$2,000	$0	$0	$2,000
Melania Haynes	$2,000	$0	$0	$2,000
Lucille Mair	$2,000	$0	$0	$2,000
Ajatta Mediratta	$2,000	$0	$0	$2,000
Interested Persons
Gayle Daniel-Worrell*	$2,000	$0	$0	$2,000
Marlon Holder*+	$2,000	$0	$0	$2,000
* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
+ Marlon Holder resigned from the Board of Directors effective April 9, 2010.

OWNERSHIP OF MANAGEMENT

The following table sets forth the dollar range of shares of the Fund beneficially owned by each director of the Fund as of December 31, 2009, which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Non-Interested Persons
Jean P. Alexander	[None]	[None]
Melania Haynes	[None]	[None]
Lucile Mair	[None]	[None]
Ajatta Mediratta	[None]	[None]
Interested Persons
Gayle Daniel-Worrell*	[None]	[None]
Marlon Holder*+	[None]	[None]

* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
+ Marlon Holder resigned from the Board of Directors effective April 9, 2010.

The following table sets forth the shares of the Fund’s investment adviser, principal underwriter or person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Fund, beneficially owned by each director of the Fund and his or her Immediate Family Members (as defined in 26 U.S.C. § 152) as of March 31, 2010:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Non-Interested Persons
Jean P. Alexander	[None]	[None]	[None]	[None]	[None]
Melania Haynes	[None]	[None]	[None]	[None]	[None]
Lucile Mair	[None]	[None]	[None]	[None]	[None]
Ajatta Mediratta	[None]	[None]	[None]	[None]	[None]
Interested Persons
Gayle Daniel-Worrell*	[None]	[None]	[None]	[None]	[None]
Marlon Holder*+	[None]	[None]	[None]	[None]	[None]
* This person is an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940.  This person is an officer of the Fund, the Fund’s investment adviser, and/or the Fund’s distributor, UTC Financial Services USA, Inc.
+ Marlon Holder resigned from the Board of Directors effective April 9, 2010.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2010, the current directors and officers of the Fund as a group owned none of the Fund’s outstanding shares.

“Principal shareholders” are persons that beneficially or of record own 5% or more of the Fund’s outstanding shares.  A “control person” is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  As of March 31, 2010, the following are the principal shareholders or control persons of the Fund:

Name and Address	Shares	% Ownership	Type of Ownership
Trinidad & Tobago Unit Trust Co. UTC Financial Centre 82 Independence Square Port of Spain Trinidad & Tobago, W.I.	2,497,598	69.63%	Record

FUND MANAGER AND ADMINISTRATOR

Fund Manager

Subject to supervision by the Board of Directors (the “Board”), investment management services are provided to the Fund by UTC Fund Services, Inc. (the “Manager”) pursuant to an investment management agreement executed by the Fund on February 26, 2009, and effective March 1, 2009 (“Management Contract”).  The Manager began managing the Fund’s assets on March 1, 2009.  Prior to that date, the Fund was managed by Earnest Partners, LLC.

The Manager is a Delaware limited liability company organized on December 8, 1997, and has been registered as an investment adviser with the SEC since February 26, 2009.  The Manager is a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation (“Unit Trust Corporation”), a quasi-governmental entity which was created by the Unit Trust Corporation of Trinidad and Tobago Act, 1981 (Republic of Trinidad and Tobago Act No. 26 of 1981).  The principal executive office of Unit Trust Corporation is located at the same address as the Manager.  The Fund is currently the only asset pool managed by the Manager.  As of December 31, 2009, the Fund Manager’s parent, Unit Trust Corporation, had approximately $3.5 billion (U.S. dollars) in assets under management.

Under the Management Contract, the Manager provides a continuous investment program for the Fund and makes decisions and places orders to buy, sell or hold particular securities and futures.  The Manager also supervises all matters relating to the operation of the Fund and provides clerical staff, office space, equipment and services.  As compensation for its services, the Manager receives a monthly fee at an annual rate of 0.75 of 1% on first $10 million, 0.50 of 1% on next $10 million and 0.25 of 1% over $20 million of the Fund’s average daily net assets.  The following table indicates the advisory fees that the Fund paid during the last three fiscal year ends:

Advisory Fees Paid to:
For Fiscal Year Ended:	UTC Fund Services, Inc.
December 31, 2009	$117,394

Advisory Fees Paid to:
For Fiscal Year Ended:	Earnest Partners, LLC
December 31, 2009	$36,669
December 31, 2008	$95,956
December 31, 2007	$111,808

Under the Management Contract, the Manager will not be liable to the Fund for any error of judgment by the Manager or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Contract shall be specifically approved at least annually (i) by a majority vote of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Management Contract will remain in effect until terminated by either party.  The Management Contract is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 30 days’ written notice to the Manager.  The Management Contract also may be terminated by the Manager on 30 days’ written notice to the Fund.  The Management Contract terminates automatically upon its assignment (as defined in the 1940 Act).

Portfolio Manager

The sole investment adviser to the Fund is the Manager.  The portfolio managers to the Fund do not have responsibility for the day-to-day management of accounts other than the Fund.

The portfolio manager is compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio manager as of December 31, 2009.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Sean Achong	Salary	Trinidad & Tobago Unit Trust Corporation
Sean Achong receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  His salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Sean Achong is required to contribute 5% of his pre-tax salary in the Corporation’s internally managed pension plan. The Corporation matches his contribution in the plan.

	Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Sean Achong’s compensation, he may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Sean Achong may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

Nicholas Chen	Salary	Trinidad & Tobago Unit Trust Corporation
Nicholas Chen receives a fixed monthly salary from the Corporation.  The Corporation reviews the salaries of its entire staff intermittently and makes adjustments based on the cost of living, the job scope and industry comparisons.  His salary will not be based on the performance of the Fund or the value of the assets held in the Fund’s portfolio.

	Pension	Trinidad & Tobago Unit Trust Corporation	Nicholas Chen is required to contribute 5% of his pre-tax salary in the Corporation’s internally managed pension plan. The Corporation matches his contribution in the plan.

	Bonus	Trinidad & Tobago Unit Trust Corporation
As part of Nicholas Chen’s compensation, he may receive a discretionary bonus.  Bonuses are based on the achievement of the strategic and financial objectives of the Corporation and the performance appraisals of its employees.  The performance appraisals assess the fulfillment of financial, customer, process and learning goals set by the employees in collaboration with their supervisors at the start of the calendar year.  The goals identified for Nicholas Chen may be linked directly or indirectly to the performance of the Fund.  The Board of Directors of the Corporation determines the amount of the bonus.

The dollar range of shares of the Fund beneficially owned by the portfolio manager is set forth below as of December 31, 2009:

Name	Dollar Range of Equity Securities in the Fund
Sean Achong	None
Nicholas Chen	None
Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”) located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as administrator to the Fund pursuant to an agreement with the Fund (the “Administrative Services Agreement”).  Pursuant to the Administrative Services Agreement, subject to the overall authority of the Board of Directors in accordance with Maryland law, the Administrator assists in the Fund’s administration and operation, including, but not limited to, the preparation of statistical and research data, data processing services, preparation of management reports for performance and compliance, as well as prepare and maintain the Fund’s operating expense budget.  Over the last three fiscal years, the Fund paid the following amounts in administrative fees:

Administrative Fees Paid to:

Fiscal Year Ended	U.S. Bancorp Fund, LLC
December 31, 2009	$57,235
December 31, 2008	$47,737
December 31, 2007	$47,895

Custodian

U.S. Bank N. A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, serves as custodian for the Fund.  As such, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation.  U.S. Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

CODE OF ETHICS

The Company and the Fund’s distributor have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  Also, the Fund’s Manager has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act.  The codes of ethics permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  The codes of ethics prohibit, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

PROXY VOTING POLICY

The Fund votes proxies in accordance with the Manager’s proxy voting policy.  The Manager generally votes as management recommends with respect to corporate governance issues and compensation plans, and on social or corporate responsibility issues in a manner that the Manager believes will be most likely to increase the value of the security.  In the event that a vote presents a conflict of interest between the interests of the Fund and the Manager, the Manager will disclose the conflict to the Board of Directors and utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist the Manager with the voting based on the best interest of the Fund and its shareholders.  In the event an outside third party professional is not available, the Manager will seek advice from the Board of Directors with respect to voting the securities.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available, without charge, upon request, by calling (800) 368-3322, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISTRIBUTOR, DISTRIBUTION PLAN AND SERVICE FEES

Distributor

UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.) (the “Distributor”), an affiliate of the Trinidad and Tobago Unit Trust Corporation, is the distributor in the United States for shares of the Fund pursuant to a Distribution Agreement (the “Agreement”) dated November 8, 2002, between the Company and the Distributor.  The Agreement was re-approved by the Board of Directors on February 12, 2010.  The Distributor is a broker-dealer and a member of the National Association of Securities Dealers, Inc. since July 24, 2002.  Shares of the Fund are offered on a continuous basis.  The Agreement provides that the Distributor, as agent in connection with the distribution of shares of the Fund, will use its best efforts to distribute such shares.  The Distributor’s address is UTC Financial Services USA, Inc., c/o Trinidad and Tobago Unit Trust Corporation, UTC Financial Centre, 82 Independence Square, Port-of-Spain, Trinidad.

Distribution Plan

The Company has adopted a Distribution Plan applicable to the Fund under Section 12(b) and Rule 12b-1 of the 1940 Act.  Pursuant to the Plan, registered broker-dealers and others (“Qualified Recipients”) that have rendered distribution assistance (whether direct, administrative or both) and that enter into written agreements with the Fund may receive fees not to exceed 0.50% for the Fund.  In addition, the Fund will purchase advertising, sales literature, other promotional material and marketing services.  The Fund will pay the Distributor and Qualified Recipients, during a fiscal year of the Fund, an aggregate amount of 0.50 of 1% on an annual basis of the Fund’s average daily net assets, paid quarterly, subject to compliance with guidelines adopted from time to time by the Board of Directors.

The aggregate amount paid by the Fund for the fiscal year ended December 31, 2009 were as follows:
Gross 12b-1 Fees	$158,127
Advertising/Marketing	$149,659
Printing/Postage	$8,468

SHAREHOLDER SERVICING FEE

The Fund has entered into a General Service Agreement with The Trinidad and Tobago Unit Trust Corporation pursuant to which the Unit Trust Corporation provides certain shareholder services and maintenance of shareholder accounts for the Fund’s shareholders located in Trinidad and Tobago.  As compensation for its services, the Unit Trust Corporation will receive a service fee of 0.25% of the Fund’s average daily net assets, paid quarterly.

DETERMINATION OF NET ASSET VALUE

The net asset value (or price) per share of the Fund’s shares will fluctuate and normally is determined as of the close of trading on the New York Stock Exchange (the “Exchange”) (currently 4 p.m. Eastern time) each business day.  The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be, open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value (or price) per share is computed by dividing the total value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.  The Fund values its assets based on their current market value when market quotations are readily available. If such value cannot be established, assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Securities for which the primary market is the National Association of Securities Dealer’s Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price.  Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors.  Short-term debt securities that mature in more than 60 days are valued at current market quotations.  Short-term debt securities which mature in 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.

Following the calculation of security values in terms of currency in which the market quotation used is expressed (“local currency”), the valuing agent shall calculate these values in terms of United States dollars on the basis of the conversion of the local currencies (if other than U.S.) into United States dollars at the rates of exchange prevailing at the value time as determined by the valuing agent.  The value of other property owned by the Fund shall be determined in a manner that, in the discretion of the valuing agent of the Fund, most fairly reflects fair market value of the property on such date.

Trading in securities on European securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated.  The Fund calculates its net asset value per share and, therefore, effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities will be valued at fair value as determined in good faith according to procedures adopted by the Board of Directors.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio or Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

PURCHASE AND REDEMPTION OF SHARES

The procedure for purchasing shares of the Fund is summarized in the prospectus under “How do You Purchase Shares of the Fund?” and the procedure for redemption of shares is summarized in the prospectus under “How do You Sell Shares of the Fund?”  Investors may now elect to purchase shares through the continuing automatic investment plan as described in the prospectus.

The Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value during any 90-day period for any one shareholder.  The Fund reserves the right to pay other redemptions, either total or partial, by a distribution in kind of readily marketable securities (instead of cash) from the Fund’s portfolio.  The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being redeemed.  If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Management Contract states that in connection with its duties to arrange for the purchase and the sale of securities and futures held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Manager shall select such registered broker-dealers (“brokers”) as shall, in its judgment, achieve the policy of “best execution,” i.e., prompt and efficient execution at the most favorable securities price.  In making such selection, the Manager is authorized in the Management Contract to consider the reliability, integrity and financial condition of the brokers.  The Manager is also authorized by the Management Contract to consider whether the brokers provide brokerage and/or research services to the Fund and/or other accounts of the Manager.  The aggregate amount of brokerage commissions paid by the Fund during the fiscal years 2009, 2008 and 2007 were $23,745, $3,784 and $3,761, respectively.

The Management Contract states that the commissions paid to brokers may be higher than other brokers would have charged if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction on the Manager’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Manager shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services.  The Management Contract provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Manager shall be prepared to show that commissions paid (i) were for purposes contemplated by the Management Contract; (ii) were for products or services which provide lawful and appropriate assistance to its decision making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments.  The research that the Manager receives for brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

The debt securities which will be the principal component of the Fund’s portfolio are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Money market instruments usually trade on a “net” basis as well.  On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Brokerage commissions in Trinidad and Tobago, as in the U.S., are negotiable.  Trinidad and Tobago brokers, which act as agent, and dealers, which act as principal, are subject to government regulation if they deal with public investors.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless the shareholder elects otherwise, be paid on the payment date fixed by the Board of Directors in additional shares of the Fund having an aggregate net asset value as to the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution.  An election to receive dividends and distributions may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution.  There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions.  There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.  However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis.

Taxes

The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”).  The Fund has so qualified in each of its fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities if the Fund did not qualify as a regulated investment company under Subchapter M.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.  The Fund has net capital loss carryovers as follows:

Net Capital loss carryovers
From Year	Amount	Expires Year
2002	$413,844	2010
2003	$244,113	2011
2004	$1,112,247	2012
2008	$569,758	2016

The Fund intends to distribute at least 90% of its net investment income and net capital gains each fiscal year.  Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund.  A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

Any dividend or capital gains distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long term or short term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder does not provide a correct social security number or other tax identification number and does not certify under penalty of perjury that such number is correct and that he is not subject to backup withholding.

The Transfer Agent is required to send shareholders and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions (both taxable and tax-exempt) paid to shareholders during the preceding year.  This statement should be kept as a permanent record.  A fee may be charged for any duplicate information requested.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, audits the Fund’s annual financial statements, reviews the Fund’s federal income tax returns, and may perform other professional accounting, auditing, tax and related services when engaged to do so by the Fund.  Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

FINANCIAL STATEMENTS

The financial statements for the Fund for the period January 1, 2009 through December 31, 2009 are incorporated herein by reference from the Fund’s Annual Report, as filed with the SEC on March 9, 2010.  A copy of the Annual Report for the Fund may be obtained without charge by contacting the Fund at the address located on the front of this SAI or by calling 1-800-368-3322.

APPENDIX

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s Corporation (“Standard & Poor’s”) Debt Ratings.  A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights;

The issue ratings definitions are expressed in terms of default risk.  As such they pertain to senior obligations of such entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB has an adequate capacity to pay interest and repay principal.  Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC - Debt rated BB, B, CCC or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (“Moody’s”) Bond Ratings.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rate A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Short-Term Debt Ratings.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.  Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.
•	High rates of return on funds employed.
•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Description of Moody’s Preferred Stock Ratings

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.  aa: An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.  a: An issue which is rated a is considered to be an upper medium grade preferred stock.  While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.  baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present, but may be questionable over great length of time.  ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.  b: An issue which is rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.  caa: An issue which is rated caa is likely to be in arrears on dividend payments.  This rating designation does not purport to indicate the future status of payment.  ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with the little likelihood of eventual payment.  c: This is the lowest rated class of preferred or preference stock.  Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P’s Preferred Stock Ratings

AAA: This is the highest rating that may be assigned by S&P’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.  AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.  A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.  BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.  BB, B, CCC: Preferred stock rated BB, B and CCC are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.  CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking Equity Fund payments but that is a nonpaying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UTC NORTH AMERICAN FUND, INC.
PART C
OTHER INFORMATION

Item 23.  Exhibits.

(a)	Articles of Incorporation, as amended [3]

(b)	By-Laws, as amended [6]

(c)	None

(d)	Fund Investment Advisory Agreement between the Company and UTC Fund Services, Inc. [9]

(e)	None

(f)	None

(g)	Custody Agreement between the Company and U.S. Bank, N.A. (formerly Firstar Bank N.A.) [4]

(h)	(i)	Fund Accounting Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [7].

(ii)	Fund Administration Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [4]

(iii)	Transfer Agent Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC) [4]

(iv)	Amendment to Custody, Fund Administration and Transfer Agent Servicing Agreements [8]

(i)	Opinion and Consent of Counsel – Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	None

(l)	Subscription Agreement [1]

(m)	(i)	Distribution Plan [2]

(ii)	Distribution Agreement between the Company and UTC Financial Services USA, Inc.(formerly known Chaconia Financial Services, Inc.) [5]

(n)	None

(o)	Not Applicable

(p)	(i)	Code of Ethics of the Company and UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.) [5]

(ii)	Code of Ethics and Professional Conduct of UTC Fund Services, Inc. [9]

(q)	Power of Attorney [9]

[1]
Previously filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A and incorporated by reference thereto.  Pre-Effective Amendment No. 2 was filed with the SEC on October 30, 1992.

[2]
Previously filed as an exhibit to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 5 was filed with the SEC on January 17, 1995.

[3]
Previously filed as an exhibit to Post-Effective Amendment No. 14 to Registrant’s Registration Statement on Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 14 was filed with the SEC on November 30, 1998.

[4]
Previously filed as an exhibit to Post-Effective Amendment No. 19 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 19 was filed with the SEC on February 7, 2001.

[5]
Previously filed as an exhibit to Post-Effective Amendment No. 22 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 22 was filed with the SEC on April 29, 2003.

[6]
Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 23 was filed with the SEC on April 28, 2004.

[7]
Previously filed as an exhibit to Post-Effective Amendment No. 27 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 27 was filed with the SEC on April 27, 2007.

[8]
Previously filed as an exhibit to Post-Effective Amendment No. 28 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 28 was filed with the SEC on April 29, 2008.

[9]
Previously filed as an exhibit to Post-Effective Amendment No. 29 to Registrant’s Registration Statement as Form N-1A and incorporated by reference thereto.  Post-Effective Amendment No. 29 was filed with the SEC on February 27, 2009.

Item 24.  Persons Controlled by or under Common Control with Registrant.

None.

Item 25.  Indemnification.

The basic effect of the respective indemnification provisions of the Registrant’s Articles of Incorporation and By-Laws and section 2-418 of the Maryland General Corporation Law is to indemnify each officer and director of both the Registrant, the Investment Manager and selected broker-dealers, to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, Investment Manager and selected broker-dealers pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, office or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Investment Manager and selected broker-dealers in connection with the shares being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.

Besides serving as investment adviser to the Fund, the Adviser is currently (and has not during the past two years) engaged in any other business, profession, vocation or employment of a substantial nature.  Information regarding the business, vocation or employment of a substantial nature of the Adviser and its officers is incorporated by reference to the information contained in Part B of this Registration Statement and to the Forms ADV filed under the Investment Advisers Act of 1940 by the Adviser.

Item 27.  Principal Underwriters.

(a)           None.

(b)           None.

(c)           None.

Item 28.                  Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

Records Relating to:	Are located at:

(1) Registrant’s fund accounting servicing agent, sub-administrator and transfer agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

(2) Registrant’s investment advisers	UTC Fund Services, Inc. c/o Trinidad and Tobago Unit Trust Corporation UTC Financial Centre 82 Independence Square Port-of-Spain, Trinidad and Tobago
UTC Fund Services USA, Inc. 1000 Brickell Avenue, Suite 600 Miami, Florida 33131

(3) Registrant’s custodian	U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Item 29.  Management Services.

Not Applicable

Item 30.  Undertakings.

Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of April, 2010.

UTC NORTH AMERICAN FUND, INC.

BY	/s/ Amoy Van Lowe
Amoy Van Lowe, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons representing all of the members of the Board of Directors on the date(s) indicated below.

NAME	TITLE	DATE
/s/ Jean P. Alexander Jean P. Alexander*	Director	April 29, 2010

/s/ Melania Haynes Melania Haynes*	Director	April 29, 2010

/s/ Lucille Mair Lucille Mair*	Director	April 29, 2010

/s/ Ajatta Mediratta Ajatta Mediratta*	Director	April 29, 2010

/s/ Gayle Daniel-Worrell Gayle Daniel-Worrell*	Director	April 29, 2010

*BY	/s/ Jeffery R. Atkin
Attorney-in-Fact

Exhibit Index
Pursuant to Securities Act Rule 483
Exhibit

(a)	Articles of Incorporation, as amended*

(b)	By-Laws, as amended*

(c)	None

(d)	(i) Fund Investment Advisory Agreement between the Company and UTC Fund Services, Inc.*

(e)	None

(f)	None

(g)	Custody Agreement between the Company and U.S. Bank N.A. (formerly Firstar Bank, N.A)*

(h)	(i)	Fund Accounting Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*

(ii)	Fund Administration Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*

(iii)	Transfer Agent Servicing Agreement between the Company and U.S. Bancorp Fund Services, LLC (formerly Firstar Mutual Fund Services, LLC)*

(iv)	Amendment to Custody, Fund Administration and Transfer Agent Servicing Agreements*

(i)	Opinion and Consent of Counsel – Filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)	None

(l)	Subscription Agreement*

(m)	(i)	Distribution Plan*

(ii)	Distribution Agreement between the Company and UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.)*

(n)	None

(o)	Not Applicable

(p)	(i)	Code of Ethics of the Company and UTC Financial Services USA, Inc. (formerly known as Chaconia Financial Services, Inc.)*

(ii)	Code of Ethics and Professional Conduct of UTC Fund Services, Inc.*

(q)	Power of Attorney*

* Incorporated by reference.